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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549






                                   FORM 8-K
                                CURRENT REPORT






    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - December 21, 2001







                                 ALLETE, Inc.


                            A Minnesota Corporation
                          Commission File No. 1-3548
                  IRS Employer Identification No. 41-0418150
                            30 West Superior Street
                         Duluth, Minnesota 55802-2093
                          Telephone - (218) 279-5000





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ITEM 5.  OTHER EVENTS.

Reference is made to the 2000 Form 10-K of ALLETE, Inc. (ALLETE) for background information on the following update.

Ref. Page 43 - Tenth Paragraph
Ref. Form 8-K dated and filed September 24, 2001

On December 21, 2001 ALLETE announced its wholly owned subsidiary ALLETE Water Services, Inc. (ALLETE Water Services) has agreed to extend an exclusivity agreement with the Florida Governmental Utility Authority (FGUA) to clarify and finalize terms of a potential sale of Florida Water Services Corporation's (Florida Water) assets. Florida Water is a wholly owned subsidiary of ALLETE Water Services.

Initially, ALLETE Water Services had given the FGUA a December 21, 2001 deadline to complete a cooperative investigation to reach a mutually acceptable agreement to purchase all the water, wastewater and water reuse assets of Florida Water.

During the extended period, which expires on January 11, 2002, ALLETE Water Services has agreed that it will not explore other purchase options or begin discussions with other companies that have expressed interest in purchasing the company's assets.



                    ALLETE Form 8-K dated December 21, 2001                    1
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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as that term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE which are made in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results to differ materially from those contained in forward-looking statements:

     -    war and acts of terrorism;

     - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs);

     - economic and geographic factors, including political and economic risks;

     - changes in and compliance with environmental and safety laws and policies;

     -    weather conditions;

     -    population growth rates and demographic patterns;

     -    competition for retail and wholesale customers;

     -    pricing and transportation of commodities;

     -    market demand, including structural market changes;

     -    changes in tax rates or policies or in rates of inflation;

     -    changes in project costs;

     -    unanticipated changes in operating expenses and capital expenditures;

     -    capital market conditions;

     -    competition for new energy development opportunities; and

     - legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.


Any forward-looking statement speaks only as of the date on which that statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of those factors, nor can it assess the impact of each of those factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                   ALLETE Form 8-K dated December 21, 2001

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               ALLETE, Inc.





December 21, 2001                            James K. Vizanko
                           -----------------------------------------------------
                                             James K. Vizanko
                                  Vice President, Chief Financial Officer
                                              and Treasurer




                    ALLETE Form 8-K dated December 21, 2001                    3